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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 30, 2002




                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-13782                                          25-1615902
(Commission File Number)                       (IRS Employer Identification No.)



             1001 AIR BRAKE AVENUE, WILMERDING, PENNSYLVANIA, 15148
                    (Address of Principal Executive Offices)


                                 (412)-825-1000
               (Registrant's Telephone Number Including Area Code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 30, 2002, Westinghouse Air Brake Technologies Corporation ("Wabtec") dismissed Arthur Andersen LLP ("Arthur Andersen") as Wabtec's independent public accountants and, after a review of several possible candidates, appointed Ernst & Young LLP ("Ernst & Young") to serve as Wabtec's independent public accountants for the current fiscal year which ends December 31, 2002, in accordance with the recommendation of Wabtec's Board of Directors and its Audit Committee. The company dismissed Arthur Andersen LLP as its auditor because it believed that the firm could no longer provide the necessary services on a global basis.

     Arthur Andersen's reports on Wabtec's financial statements for each of the past two fiscal years, ended December 31, 2000, and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of our two most recent fiscal years, ended December 31, 2000, and December 31, 2001, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Wabtec's consolidated financial statements for such years. There were no reportable events as described under Item 304(a) (i) (v) of Regulation S-K.

     We provided Arthur Andersen with a copy of the foregoing disclosures. A letter from Arthur Andersen dated May 31, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

     During each of our two most recent fiscal ears, ended December 31, 2000 and December 31, 2001, and through the date hereof, Wabtec did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not Applicable

        (b)  Not Applicable

        (c)  Exhibits.

        Exhibit 16.1 Letter of Arthur Andersen LLP regarding change in certifying accountants.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTINGHOUSE AIR BRAKE
                                        TECHNOLOGIES CORPORATION
                                        (Registrant)


                                        By /s/ Gregory T.H. Davies
                                           -----------------------
                                           Gregory T.H. Davies
Date: May 31, 2002                         President and Chief Executive Officer






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                                  EXHIBIT INDEX
                    (Pursuant to Item 601 of Regulation S-X)

EXHIBIT
 NUMBER      DESCRIPTION AND METHOD OF FILING
 ------      --------------------------------

  16.1 Letter of Arthur Andersen LLP regarding change in certifying accountants, filed herewith.